Exhibit 23.5



                   CONSENT OF INDEPENDENT ACCOUNTANTS



       We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-50508) of Maxicare Health Plans, Inc. of our report dated March 4, 1994 appearing on page 130 of this Form 10-K.





       PRICE WATERHOUSE LLP

       Los Angeles, California
       March 26, 1996

































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